Exhibit 99.2

Exhibit 99.2

HOLDINGS COMPUTING January 2022 Flash February 2022 1

Preamble The following discussion is completely qualified by the legal disclosures on the several pages following this one Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business The discussion is in line with our principles of being accountable and transparent with shareholders We operate in a hyper dynamic economic environment. That’s a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review 2

Legal Disclosure & Disclaimer This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation. The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage. These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law. 3

Legal Disclosure & Disclaimer The material in this presentation has been prepared by Soluna and is general background information about Soluna’s activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna’s periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna’s future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction. Any projection, forecast, estimate or other “forward-looking” statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other “forward-looking” statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein. 4

Legal Disclosure & Disclaimer Use of Projections and Illustrations This presentation contains certain financial forecasts and illustrations. Neither Soluna’s [nor Soluna Holdings] independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, cash contribution margin, cash contribution margin excluding tornado, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Use of Estimates in Monthly Presentations Numbers presented BEFORE the release of Form 10-Q for fourth quarter ended December 31st, 2021, are monthly estimates and subject to change upon final accounting adjustments and entries. These monthly estimates are presented as an illustration of management’s review of key metrics that help in understanding the performance of the Company. Readers are strongly encouraged to review this presentation in connection with the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2021, Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021, Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. 5

Key Operating Principles (1) Calculated as a percent of total undiluted shares 6

We buy curtailed energy from renewable power plants and convert it to clean, low-cost global computing. Excess energy from renewable sources 7 Batch-oriented Computing like cryptocurrency mining

The opportunity beyond crypto is Batchable Computing 8 $10B Digital currencies $5B Pharma research $40B Graphics/video processing $40B Scientific research

Agenda In this presentation, we will be covering the following items: Business Update January 2022 results in detail 9

Business Update 10

Our Targets For 2022 Our Energized Capacity Ramps Over 150 MW Our Hashrate Scales Over 3 EH üw 11 Note: 2022 Earnings Power Illustration released on January 19th, 2022. Not updated since original publication. Press release and presentation can be viewed here.

We have now energized 52 MW Our hashrate continues the ramp to 1 EH/s Remainder of growth will be Prop Mining increasing by ~59% Our Hosting JV commitment is fulfilled 12 Note: Management Estimate March 31, 2022: +/- 30 days

All plugs and infrastructure are now ready Ramped up and shakedown completed for installation of compute to achieve 1 EH/s Transformer upgrades completed at Marie No material shutdowns planned for active sites Roll-off of Legacy hosting at Marie completed on January 24th, about 60 days early Ready to go full bore 13

Business Summary January 2022 BTC Equivalent mined increased 11% MoM Despite a 17% decrease in average BTC price between December ($49,263) and January ($41,114) If planned transformer upgrades were excluded, BTC Equivalent mined would have increased 20% MoM Marie scaled to 25 MW on February 10th Brief delay due to ice in KY and days of freezing weather in January Planned transformer upgrades complete Hashrate continues to scale and expect to hit 1 EH/s by the end of March (+/- 30 days) 14

Important developments across our facilities We continue to optimize equipment mix at this mature facility Edith 9.29 PH/s as of February 8th Scaled up to 25 MW and fully energized on December 31st, 2021 Sophie 235.06 PH/s as of February 8th. Site continues ramp We will continue plugging-in miners upon delivery Scaled up to 25 MW and fully energized on February 10th, 2022 Marie Planned transformer upgrades complete Waiting for power company approval to close purchase We are engaging constructively with the utility Current operating framework allows Soluna to use the facility on economic terms that mirror proposed transaction The sellers’ hosting customers were rolled off on January 24th 489.84 PH/s as of February 8th We are managing the entire facility under contract with seller Dorothy 15 Equipment and materials continue to arrive for construction Transformers begin to arrive this month Will begin site civil work in February Getting set to break ground

A closer look at January

- ✓ Marie Transformer upgrades have been **completed**
- ✓ Marie site is ready to take in equipment up to **25 MW**

If planned transformer upgrades at Marie were excluded, revenue and contribution margin for January would have been **higher by ~7%**

	Combined Jan 2022*	Marie Transformer Upgrades*	Combined Pro-Forma Jan 2022*	BTC Price Impact*
Revenue ***(Non-GAAP)***	$3,005	$233	$3,238	$596
Prop Mining	$2,476	$177	$2,653	$491
Hosting	$529	$56	$585	$105
Cash Contribution Margin ***(Non-GAAP)***	**$1,900**	**$138**	**$2,038**	
Prop Mining	$1,698	$118	$1,815	
Hosting	$203	$20	$223	
Cash Contribution % ***(Non-GAAP)***	***63%***	***59%***	***63%***	
Prop Mining	*69%*	*66%*	*68%*	
Hosting	*38%*	*36%*	*38%*	
BTC Equivalent Mined	**73.09**	**5.66**	**78.75**	**14.49**
Prop Mining	60.23	4.31	64.53	11.94
Hosting	12.86	1.35	14.22	2.55

**Estimate*

Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

16

January 2022 Flash 17

Consolidated Soluna Computing Non-GAAP Historical Financials(A)

- Pro-Forma estimate excludes impact of Marie transformer upgrades which are now complete

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	*Estimate* Oct 21	*Estimate* Nov 21	*Estimate* Dec 21	Estimate Q4 21	Estimate FY 21	*Estimate* Jan 22	*Estimate Pro-Forma* Jan 22
Revenue *(Non-GAAP)*	**$995**	**$1,657**	**$494**	**$943**	**$931**	**$2,368**	**$2,142**	**$2,632**	**$3,243**	**$8,017**	**$13,036**	**$3,005**	**$3,238**
Prop Mining	995	1,657	494	839	686	2,018	1,661	1,960	2,641	6,261	10,932	2,476	2,653
Hosting	0	0	0	104	245	349	481	672	602	1,755	2,104	529	585
Electricity/Direct Costs*	**$143**	**$324**	**$117**	**$149**	**$265**	**$532**	**$567**	**$594**	**$987**	**$2,148**	**$3,147**	**$970**	
Prop Mining	143	324	117	121	110	348	314	283	661	1,258	2,073	643	
Hosting	0	0	0	28	155	184	253	312	326	890	1,074	326	
Overhead Costs	**$109**	**$72**	**$18**	**$47**	**$67**	**$132**	**$131**	**$95**	**$254**	**$480**	**$793**	**$135**	
Prop Mining	109	72	18	47	67	132	131	95	254	480	793	135	
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	
Adjusted Cost of Cryptocurrency Revenue 2** *(Non-GAAP)*	**$251**	**$396**	**$136**	**$196**	**$332**	**$664**	**$698**	**$689**	**$1,241**	**$2,628**	**$3,940**	**$1,105**	
Prop Mining	251	396	136	168	177	481	445	378	915	1,737	2,866	779	
Hosting	0	0	0	28	155	184	253	312	326	890	1,074	326	
Cash Contribution Margin *(Non-GAAP)*	**$744**	**$1,261**	**$358**	**$747**	**$599**	**$1,703**	**$1,444**	**$1,943**	**$2,002**	**$5,389**	**$9,097**	**$1,900**	**$2,038**
Prop Mining	744	1,261	358	671	509	1,538	1,215	1,582	1,726	4,524	8,066	1,698	1,815
Hosting	0	0	0	75	90	166	229	360	276	865	1,031	203	223
Cash Contribution % *(Non-GAAP)*	***74.8%***	***76.1%***	***72.5%***	***79.2%***	***64.3%***	***71.9%***	***67.4%***	***73.8%***	***61.7%***	***67.2%***	***69.8%***	***63.2%***	***62.9%***
Prop Mining	*74.8%*	*76.1%*	*72.5%*	*80.0%*	*74.2%*	*76.2%*	*73.2%*	*80.7%*	*65.4%*	*72.3%*	*73.8%*	*68.6%*	*68.4%*
Hosting	*n/a*	*n/a*	*n/a*	*72.8%*	*36.7%*	*47.4%*	*47.5%*	*53.6%*	*45.8%*	*49.3%*	*49.0%*	*38.3%*	*38.1%*
Cash Contribution Margin excluding Tornado *(Non-GAAP)*	**$744**	**$1,261**	**$358**	**$747**	**$599**	**$1,703**	**$1,444**	**$1,943**	**$2,138**	**$5,524**	**$9,233**	**$1,900**	**$2,038**

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

Note: Pro-forma January 2022 is a management estimate

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

18

Consolidated Soluna Computing Operating Metrics[(A)]

Key Operating Metrics:	Q1 21	Q2 21[(1)]	Jul 21	Aug 21	Sep 21	Q3 21[(2)]	Oct 21	Nov 21	Dec 21	Q4 21[(3)]	FY 21[(4)]	Jan 22
Avg. MW Deployed	1.63	3.34	3.28	4.13	7.15	4.85	15.01	20.09	24.31	19.80	9.33	30.18
Prop Mining	1.63	3.34	3.28	3.81	3.48	3.52	8.71	12.01	16.18	12.30	6.39	22.38
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	-	-	0.32	3.67	1.99	6.30	8.08	8.13	7.50	5.30	7.80
Avg. Hashrate (SHA-256, PH/s)	-	21.49	22.12	60.59	125.16	69.29	316.22	402.80	566.69	428.57	173.12	616.45
Prop Mining	-	21.49	22.12	50.80	43.83	38.92	118.10	125.51	311.95	185.19	81.86	364.25
Hosted JV	-	-	-	9.79	81.33	45.56	198.12	277.29	254.74	243.38	164.25	252.20
Avg. Hashrate (Scrypt, GH/s)	-	221.90	219.00	177.00	166.50	187.50	177.70	173.13	144.25	165.03	191.48	140.99
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449	41,114
BTC Equivalent Mined	21.95	35.64	14.34	20.62	20.27	56.33	36.99	43.42	65.83	143.33	274.74	73.09
Prop Mining	21.95	35.64	14.34	18.36	14.92	48.02	28.67	32.33	53.61	111.95	230.39	60.23
Hosting	-	-	-	2.27	5.34	8.31	8.31	11.08	12.22	31.38	44.35	12.86

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of October 2021 - December 2021

(4) Average of January 2021 - December 2021

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

19

Edith: Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Actual	Actual				Actual	*Estimate*	*Estimate*	*Estimate*	*Estimate*	*Estimate*	*Estimate*
	Q1 21	**Q2 21**	**Jul 21**	**Aug 21**	**Sep 21**	**Q3 21**	**Oct 21**	**Nov 21**	**Dec 21**	**Q4 21**	**FY 21**	**Jan 22**
Revenue	891	988	277	345	284	905	324	317	222	864	3,648	150
Electricity/Direct Costs*	121	133	41	50	49	140	49	54	39	143	537	45
Overhead Costs**	101	71	18	16	28	63	19	20	19	58	293	22
Adjusted Cost of Cryptocurrency Revenue 1*** *(Non-GAAP)*	**$223**	**$204**	**$60**	**$66**	**$77**	**$203**	**$68**	**$74**	**$58**	**$200**	**$830**	**$67**
Cash Contribution Margin *(Non-GAAP)*	**$668**	**$784**	**$217**	**$278**	**$206**	**$702**	**$256**	**$243**	**$164**	**$664**	**$2,818**	**$83**
Cash Contribution %	***75.0%***	***79.4%***	***78.5%***	***80.8%***	***72.8%***	***77.6%***	***79.0%***	***76.7%***	***73.9%***	***76.8%***	***77.3%***	***55.3%***

*Includes Electricity costs

**Excludes $23k of project equipment repairs

***Excludes Depreciation and R&D Expenses

Key Operating Metrics:	**Q1 21**(1)	**Q2 21**(2)	**Jul 21**	**Aug 21**	**Sep 21**	**Q3 21**(3)	**Oct 21**	**Nov 21**	**Dec 21**	**Q4 21**(4)	**FY 21**(5)	**Jan 22**
Avg. MW Deployed	1.63	1.76	1.79	1.77	1.74	1.77	1.78	1.78	1.75	1.77	1.73	1.60
Avg. Hashrate (SHA-256, PH/s)(6)	n/a	8.69	10.18	10.38	11.44	10.67	11.85	11.63	10.60	11.36	10.24	9.57
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449	41,114
BTC Equivalent Mined	19.65	21.25	8.03	7.54	6.17	21.53	5.60	5.23	4.51	15.44	76.87	3.66

(1) Average of January 2021 - March 2021

(2) Average of April 2021 - June 2021

(3) Average of July 2021 - September 2021

(4) Average of October 2021 - December 2021

(5) Average of January 2021 - December 2021

(6) We did not track the Hashrate for the first quarter

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

20

Sophie: Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Estimate Oct 21	Estimate Nov 21	Estimate Dec 21	Estimate Q4 21	Estimate FY 21	Estimate Jan 22
Revenue	543	1,048	1,181	2,772	2,772	1,294
Electricity/Direct Costs*	182	159	385	726	726	349
Overhead Costs	77	27	139	242	265	57
Adjusted Cost of Cryptocurrency Revenue 1** *(Non-GAAP)*	**$258**	**$186**	**$524**	**$968**	**$991**	**$405**
Cash Contribution Margin *(Non-GAAP)*	**$285**	**$862**	**$657**	**$1,804**	**$1,781**	**$888**
Cash Contribution %	***52.4%***	***82.3%***	***55.6%***	***65.1%***	***64.2%***	***68.7%***
Cash Contribution Margin excluding Tornado *(Non-GAAP)*	**$285**	**$862**	**$759**	**$1,906**	**$1,883**	**$888**

*Includes Electricity costs

**Excludes Depreciation and R&D Expenses

Key Operating Metrics:	Oct 21	Nov 21	Dec 21	Q4 21(1)	FY 21(1)	Jan 22
Avg. MW Deployed	4.43	7.63	10.12	7.39	7.39	13.83
Avg. Hashrate (SHA-256, PH/s)(4)	42.32	77.64	157.37	92.44	92.44	205.95
Avg. BTC Price	57,912	60,621	49,263	55,932	47,449	41,114
BTC Equivalent Mined	9.38	17.29	23.97	49.56	58.42	31.47

(1) Average of October 2021 - December 2021

Note: BTC Price in FY 21 column is the average of January 2021 to December 2021

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

21

Marie: Non-GAAP Historical Financials(A)

- Pro-Forma estimate excludes impact of Marie transformer upgrades which are now complete

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate Nov 21	Estimate Dec 21	Estimate Q4 21	Estimate FY 21	Estimate Jan 22	Estimate Pro-Forma Jan 22
Revenue *(Non-GAAP)*	**$104**	**$668**	**$217**	**$598**	**$647**	**$1,463**	**$1,274**	**$1,267**	**$1,840**	**$4,381**	**$6,616**	**$1,561**	**$1,794**
Prop Mining	104	668	217	494	402	1,114	793	595	1,238	2,626	4,512	1,032	1,209
Hosting	0	0	0	104	245	349	481	672	602	1,755	2,104	529	585
Electricity/Direct Costs*	**$23**	**$190**	**$76**	**$99**	**$216**	**$392**	**$336**	**$381**	**$562**	**$1,279**	**$1,884**	**$576**	
Prop Mining	23	190	76	71	61	208	83	70	236	389	811	249	
Hosting	0	0	0	28	155	184	253	312	326	890	1,074	326	
Overhead Costs	**$0**	**$0**	**$0**	**$30**	**$24**	**$54**	**$35**	**$48**	**$96**	**$180**	**$235**	**$57**	
Prop Mining	0	0	0	30	24	54	35	48	96	180	235	57	
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	
Adjusted Cost of Cryptocurrency Revenue 2** *(Non-GAAP)*	**$23**	**$190**	**$76**	**$130**	**$240**	**$446**	**$371**	**$429**	**$659**	**$1,459**	**$2,118**	**$632**	
Prop Mining	23	190	76	101	85	263	119	118	333	569	1,045	306	
Hosting	0	0	0	28	155	184	253	312	326	890	1,074	326	
Cash Contribution Margin *(Non-GAAP)*	**$81**	**$478**	**$141**	**$468**	**$407**	**$1,016**	**$903**	**$837**	**$1,181**	**$2,922**	**$4,498**	**$929**	**$1,066**
Prop Mining	81	478	141	393	317	851	674	477	905	2,056	3,467	726	844
Hosting	0	0	0	75	90	166	229	360	276	865	1,031	203	223
Cash Contribution % *(Non-GAAP)*	***78.1%***	***71.6%***	***64.8%***	***78.3%***	***62.9%***	***69.5%***	***70.9%***	***66.1%***	***64.2%***	***66.7%***	***68.0%***	***59.5%***	***59.5%***
Prop Mining	*78.1%*	*71.6%*	*64.8%*	*79.5%*	*78.9%*	*76.4%*	*85.0%*	*80.2%*	*73.1%*	*78.3%*	*76.8%*	*70.3%*	*69.8%*
Hosting	*n/a*	*n/a*	*n/a*	*72.8%*	*36.7%*	*47.4%*	*47.5%*	*53.6%*	*45.8%*	*49.3%*	*49.0%*	*38.3%*	*38.1%*
Cash Contribution Margin excluding Tornado *(Non-GAAP)*	**$81**	**$478**	**$141**	**$468**	**$407**	**$1,016**	**$903**	**$837**	**$1,215**	**$2,955**	**$4,531**	**$929**	**$1,066**

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

Note: Pro-forma January 2022 is a management estimate

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

22

Marie: Hosting JV Non-GAAP Historical Financials[A]

- Pro-Forma estimate excludes impact of Marie transformer upgrades which are now complete

($ in 000s) (Unaudited)

	Jul 21	Aug 21	Sep 21	Actual Q3 21	*Estimate* Oct 21	*Estimate* Nov 21	*Estimate* Dec 21	Estimate Q4 21	Estimate FY 21	*Estimate* Jan 22	*Estimate Pro-Forma* Jan 22
Revenue *(Non-GAAP)*	$0	$104	$245	$349	$481	$672	$602	$1,755	$2,104	$529	$585
Electricity/Direct Costs*	0	28	155	184	253	312	326	890	1,074	326	
Overhead Costs	0	0	0	0	0	0	0	0	0	0	
Adjusted Cost of Cryptocurrency Revenue 2** *(Non-GAAP)*	$0	$28	$155	$184	$253	$312	$326	$890	$1,074	$326	
Cash Contribution Margin *(Non-GAAP)*	$0	$75	$90	$166	$229	$360	$276	$865	$1,031	$203	$223
Cash Contribution % *(Non-GAAP)*	*n/a*	*72.8%*	*36.7%*	*47.4%*	*47.5%*	*53.6%*	*45.8%*	*49.3%*	*49.0%*	*38.3%*	*38.1%*

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

Key Operating Metrics:	Jul 21	Aug 21	Sep 21	Q3 21[1]	Oct 21	Nov 21	Dec 21	Q4 21[2]	FY 21[3]	Jan 22
Avg. MW Deployed	-	0.32	3.67	1.99	6.30	8.08	8.13	7.50	5.30	7.80
Avg Hashrate (SHA-256, PH/s)	-	9.79	81.33	45.56	198.12	277.29	254.74	243.38	164.25	252.20
Avg. BTC Price	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449	41,114
BTC Equivalent Mined	-	2.27	5.34	8.31	8.31	11.08	12.22	31.38	44.35	12.86

(1) Average of July 2021 - September 2021

(2) Average of October 2021 - December 2021

(3) Average of January 2021 - December 2021

Note: Pro-forma January 2022 is a management estimate

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

23

Marie: Operating Metrics[(A)]

Key Operating Metrics:	Q1 21	Q2 21[(1)]	Jul 21	Aug 21	Sep 21	Q3 21[(2)]	Oct 21	Nov 21	Dec 21	Q4 21[(3)]	FY 21[(4)]	Jan 22
Avg. MW Deployed	0.00	1.58	1.49	2.36	5.41	3.09	8.80	10.67	12.45	10.64	7.46	14.75
Prop Mining	0.00	1.58	1.49	2.04	1.74	1.76	2.50	2.59	4.32	3.14	2.16	6.95
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	-	-	0.32	3.67	1.99	6.30	8.08	8.13	7.50	5.30	7.80
Avg. Hashrate (SHA-256, PH/s)	-	12.80	11.94	50.21	113.72	58.62	262.05	313.53	398.72	324.77	205.06	400.93
Prop Mining	-	12.80	11.94	40.42	32.39	28.25	63.93	36.24	143.98	81.38	40.81	148.73
Hosted JV	-	-	-	9.79	81.33	45.56	198.12	277.29	254.74	243.38	164.25	252.20
Avg. Hashrate (Scrypt, GH/s)	0.00	221.90	219.00	177.00	166.50	187.50	177.70	173.13	144.25	165.03	191.48	140.99
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449	41,114
BTC Equivalent Mined	2.30	14.37	6.30	13.09	14.09	34.80	22.00	20.90	37.34	78.32	139.43	37.96
Prop Mining	2.30	14.37	6.30	10.82	8.75	26.49	13.69	9.81	25.13	46.94	95.08	25.10
Hosting	-	-	-	2.27	5.34	8.31	8.31	11.08	12.22	31.38	44.35	12.86

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of October 2021 - December 2021

(4) Average of January 2021 - December 2021

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

24

Appendix 25

Repeated From Our Earnings Power Illustration(1) (in 000's) Q1- 22 Q2- 22 Q3- 22 Q4- 22 FY22 Q1- 23 Scenario 1: BTC is $20,000 Earnings Power Illustration: Various BTC Prices Total Revenue 6,528 7,450 12,062 20,104 46,145 25,393 Contribution Margin (Non- GAAP) 3,437 3,932 7,344 13,372 28,085 17,483 Contribution Margin % Run- Rate Contribution Margin Total Revenue Contribution Margin (Non- GAAP) Contribution Margin % Run- Rate Contribution Margin 60.9% 66.5% 60.9% 68.8% 29,377 53,487 - 69,930 10,328 14,612 22,223 35,300 82,462 42,755 7,236 11,093 17,505 28,567 64,402 34,845 70.1% 75.9% 78.8% 80.9% 78.1% 81.5% 28,945 44,374 70,022 114,268 - 139,378 12,667 19,220 29,164 46,394 107,445 56,334 9,575 15,702 24,446 39,662 89,385 48,424 75.6% 81.7% 83.8% 85.5% 83.2% 86.0% 38,301 62,808 97,785 158,647 - 193,697 1,000 1,261 2,001 3,008 3,008 4,000 Scenario 3: BTC is $60,000 Total Revenue Contribution Margin % Run- Rate Contribution Margin 26 52.8% 15,728 Scenario 2: BTC is $45,000 Contribution Margin (Non- GAAP) Note: The three scenarios represent changes in BTC price only 52.6% 13,747 Combined Gross PH/s (1) 2022 Earnings Power Illustration released on January 19th, 2022. Not updated since original publication. Press release and presentation can be viewed here.

Our data centers are named after **catalyzers**


TNT
Renamed to
Edith

Edith Clarke was a pioneer in electrical engineering & power transmission. **She was a first** in so many ways. **The first woman to earn an MSc degree at MIT** in 1919. The **first woman employed as an electrical engineer** at General Electric in 1921. The **first full-time electrical engineering professor** in 1947, at University of Texas. We're influenced by Edith's firsts. **It drives us to** help make renewable, affordable energy the world's primary power source.


Anaconda
Renamed to
Sophie

Sophie Wilson is a detailed oriented designer who helped invent and deploy ARM technology. This was key to unlocking the mobile and custom chip revolution. She found ways to use processors **in more simple ways**. We're building a data center to help the grid. We're using Sophie's methods to **blend details and simplicity** for our first greenfield project.


Python
Renamed to
Marie

Marie Curie was a fearless seeker of truth—a pioneer in the field of radioactivity. **She won two Nobel Prizes.** In pursuit of the truth, Soluna is constructing a data center with **complete transparency** to help make the grid stable. Why such transparency? **So, everyone can see & know what must happen,** to do the right things. Including the players that have typically had a dark & controlling influence, making reckless decisions. **But no longer.**

27

Impact of Tornado on December 2021 site-level economics





($ in 000s)	Sophie			Marie			Edith	*Estimate* Combined
	Estimate Dec 21	Tornado Impact*	*Estimate* Pro-Forma	*Estimate* Dec 21	Tornado Impact*	*Estimate* Pro-Forma	*Estimate* Dec 21	Pro-Forma Dec 21
Revenue *(Non-GAAP)*	**$1,181**	**$185**	**$1,366**	**$1,840**	**$56**	**$1,895**	**$222**	**$3,484**
Prop Mining	1,181	185	1,366	1,238	40	1,278	222	2,866
Hosted JV	-	-	-	602	16	618	-	618
Cash Contribution Margin *(Non-GAAP)*	**$657**	**$102**	**$759**	**$1,181**	**$34**	**$1,215**	**$164**	**$2,138**
Prop Mining	657	102	759	905	28	933	164	1,856
Hosted JV	-	-	-	276	5	281	-	281

Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

*Estimate

28

Consolidated Soluna Computing Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	*Estimate* Oct 21	*Estimate* Nov 21	*Estimate* Dec 21	*Estimate* Q4 21	*Estimate* FY 21	*Estimate* Jan 22
Revenue	**$995**	**$1,657**	**$494**	**$1,366**	**$1,264**	**$3,124**	**$2,437**	**$2,811**	**$3,348**	**$8,595**	**$14,372**	**$3,057**
Prop Mining	995	1,657	494	839	686	2,018	1,661	1,960	2,641	6,261	10,932	2,476
Hosting	0	0	0	527	579	1,106	776	851	707	2,334	3,440	580
Electricity/Direct Costs*	**$143**	**$324**	**$117**	**$640**	**$671**	**$1,428**	**$906**	**$836**	**$1,207**	**$2,950**	**$4,845**	**$1,095**
Prop Mining	143	324	117	190	171	479	366	341	726	1,434	2,380	720
Hosting	0	0	0	450	500	950	540	494	481	1,515	2,465	375
Overhead Costs	**$109**	**$72**	**$18**	**$37**	**$81**	**$136**	**$131**	**$92**	**$221**	**$444**	**$761**	**$140**
Prop Mining	109	72	18	37	81	136	131	92	221	444	761	140
Hosting	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1** *(Non-GAAP)*	**$251**	**$396**	**$136**	**$677**	**$752**	**$1,564**	**$1,037**	**$928**	**$1,429**	**$3,394**	**$5,605**	**$1,236**
Prop Mining	251	396	136	227	252	615	497	434	948	1,879	3,140	860
Hosting	0	0	0	450	500	950	540	494	481	1,515	2,465	375
Contribution Margin *(Non-GAAP)*	**$744**	**$1,261**	**$358**	**$689**	**$513**	**$1,560**	**$1,400**	**$1,883**	**$1,919**	**$5,201**	**$8,767**	**$1,821**
Prop Mining	744	1,261	358	612	434	1,404	1,163	1,526	1,693	4,383	7,792	1,616
Hosting	0	0	0	77	79	156	236	357	226	819	975	205
Contribution % *(Non-GAAP)*	***74.8%***	***76.1%***	***72.5%***	***50.5%***	***40.5%***	***49.9%***	***57.4%***	***67.0%***	***57.3%***	***60.5%***	***61.0%***	***59.6%***
Prop Mining	*74.8%*	*76.1%*	*72.5%*	*72.9%*	*63.3%*	*69.6%*	*70.1%*	*77.9%*	*64.1%*	*70.0%*	*71.3%*	*65.3%*
Hosting	*n/a*	*n/a*	*n/a*	*14.7%*	*13.6%*	*14.1%*	*30.4%*	*41.9%*	*32.0%*	*35.1%*	*28.3%*	*35.3%*

* Includes Electricity and Hosting costs

** Excludes Depreciation and R&D Expenses

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

29

Consolidated Operating Metrics With Legacy Hosting

Key Operating Metrics:	Q1 21	Q2 21[1]	Jul 21	Aug 21	Sep 21	Q3 21[2]	Oct 21	Nov 21	Dec 21	Q4 21[3]	FY 21[4]	Jan 22
Avg. MW Deployed	1.63	3.34	3.28	14.32	15.67	11.09	22.21	24.61	27.36	24.73	9.79	30.57
Prop Mining	1.63	3.34	3.28	3.81	3.48	3.52	8.71	12.01	16.18	12.30	4.79	22.38
Hosted MW (Legacy)	-	-	-	10.18	8.52	9.35	7.20	4.52	3.05	4.92	6.69	1.26
Hosted JV	-	-	-	0.32	3.67	1.99	6.30	8.08	8.13	7.50	5.30	7.80
Avg. Hashrate (SHA-256, PH/s)	-	21.49	22.12	60.59	125.16	69.29	316.22	402.80	566.69	428.57	173.12	616.45
Prop Mining	-	21.49	22.12	50.80	43.83	38.92	118.10	125.51	311.95	185.19	81.86	364.25
Hosted JV	-	-	-	9.79	81.33	45.56	198.12	277.29	254.74	243.38	164.25	252.20
Avg. Hashrate (Scrypt, GH/s)	0.00	221.90	219.00	177.00	166.50	187.50	177.70	173.13	144.25	165.03	143.61	140.99
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449	41,114
BTC Equivalent Mined	21.95	35.64	14.34	29.88	27.52	74.33	42.08	46.37	67.96	153.67	302.88	74.35
Prop Mining	21.95	35.64	14.34	18.36	14.92	48.02	28.67	32.33	53.61	111.95	230.39	60.23
Hosting	-	-	-	11.53	12.60	26.31	13.40	14.04	14.35	41.73	72.49	14.12

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of October 2021 - December 2021

(3) Average of January 2021 - December 2021

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

30

Marie: Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate Nov 21	Estimate Dec 21	Estimate Q4 21	Estimate FY 21	Estimate Jan 22
Revenue	**$104**	**$668**	**$217**	**$1,021**	**$981**	**$2,219**	**$1,569**	**$1,446**	**$1,945**	**$4,960**	**$7,951**	**$1,612**
Prop Mining	104	668	217	494	402	1,114	793	595	1,238	2,626	4,512	1,032
Hosting	0	0	0	527	579	1,106	776	851	707	2,334	3,440	580
Electricity/Direct Costs*	**$23**	**$190**	**$76**	**$590**	**$622**	**$1,288**	**$675**	**$623**	**$783**	**$2,081**	**$3,582**	**$701**
Prop Mining	23	190	76	140	122	338	135	128	302	566	1,117	326
Hosting	0	0	0	450	500	950	540	494	481	1,515	2,465	375
Overhead Costs	**$0**	**$0**	**$0**	**$20**	**$38**	**$58**	**$35**	**$46**	**$64**	**$145**	**$203**	**$61**
Prop Mining	0	0	0	20	38	58	35	46	64	145	203	61
Hosting	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1** *(Non-GAAP)*	**$23**	**$190**	**$76**	**$610**	**$660**	**$1,347**	**$711**	**$668**	**$847**	**$2,226**	**$3,785**	**$763**
Prop Mining	23	190	76	161	160	397	171	174	366	710	1,320	387
Hosting	0	0	0	450	500	950	540	494	481	1,515	2,465	375
Contribution Margin *(Non-GAAP)*	**$81**	**$478**	**$141**	**$411**	**$321**	**$873**	**$858**	**$777**	**$1,098**	**$2,734**	**$4,166**	**$850**
Prop Mining	81	478	141	334	242	717	622	421	872	1,915	3,192	645
Hosting	0	0	0	77	79	156	236	357	226	819	975	205
Contribution % *(Non-GAAP)*	***78.1%***	***71.6%***	***64.8%***	***40.2%***	***32.7%***	***39.3%***	***54.7%***	***53.8%***	***56.5%***	***55.1%***	***52.4%***	***52.7%***
Prop Mining	*78.1%*	*71.6%*	*64.8%*	*67.5%*	*60.3%*	*64.4%*	*78.5%*	*70.8%*	*70.5%*	*72.9%*	*70.7%*	*62.5%*
Hosting	*n/a*	*n/a*	*n/a*	*14.7%*	*13.6%*	*14.1%*	*30.4%*	*41.9%*	*32.0%*	*35.1%*	*28.3%*	*35.3%*

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

31

Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures 32

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q1 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII $0 $0 $0 $0 $0 $1,337 $0 $1,337 Cryptocurrency revenue (GAAP) $891 $104 $0 $0 $995 $0 $0 $995 Cost of product revenue (GAAP) 0 0 0 0 0 452 0 452 Product revenue (GAAP) Corporate Consolidated Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 120 23 0 0 143 0 0 143 Overhead costs Total cost of cryptocurrency revenue (GAAP) 170 $290 9 $31 6 $7 0 $0 185 $328 0 $0 0 $0 185 $328 Cost of revenue (GAAP) $290 $31 $7 $0 $328 $452 $0 $780 68 8 0 0 76 17 0 93 $222 $23 $7 $0 $251 $435 $0 $687 Depreciation Adjusted Non- GAAP Cost of Revenue 1** *Includes Hosting costs **Excluding Depreciation and R&D Expenses 33

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP) Q1 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Product revenue (GAAP) Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $1,337 $0 $1,337 Cryptocurrency revenue (GAAP) $891 $104 $0 $0 $995 $0 $0 $995 Cost of product revenue (GAAP) 0 0 0 0 0 452 0 452 290 $290 31 $31 7 $7 0 $0 328 $328 0 $452 0 $0 328 $780 68 8 0 0 76 17 0 93 $669 $81 ($7) $0 $744 $902 $0 $1,645 Cost of cryptocurrency revenue (GAAP) Cost of revenue (GAAP) Depreciation Contribution Margin (Non-GAAP)* *Excludes R&D Expenses, SG&A Expenses 34 Marie

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q2 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Product revenue (GAAP) Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $1,647 $0 $1,647 Cryptocurrency revenue (GAAP) $988 $669 $0 $0 $1,657 $0 $0 $1,657 Cost of product revenue (GAAP) 0 0 0 0 0 502 0 502 208 265 0 0 472 0 0 472 Overhead costs Total cost of cryptocurrency revenue (GAAP) 71 $279 0 $264 1 $1 0 $0 73 $545 0 $0 0 $0 73 $545 Cost of revenue (GAAP) $279 $264 $1 $0 $545 $502 $0 $1,047 74 74 0 0 149 17 0 166 $204 $190 $1 $0 $396 $485 $0 $881 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* Depreciation Adjusted Non-GAAP Cost of Revenue 1** *Includes Hosting costs **Excluding Depreciation and R&D Expenses 35

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP) Q2 2021 Soluna Computing ($ in 000s) (Unaudited) Product revenue (GAAP) Cryptocurrency revenue (GAAP) Cost of product revenue (GAAP) Cost of cryptocurrency revenue (GAAP) Cost of revenue (GAAP) Depreciation Contribution Margin (Non-GAAP)* *Excludes R&D Expenses, SG&A Expenses 36 Edith Marie Sophie Corporate Total MTII $0 $0 $0 $0 $0 $1,647 Corporate Consolidated $0 $1,647 $988 $669 $0 $0 $1,657 $0 $0 $1,657 0 0 0 0 0 502 0 502 279 $279 264 $264 1 $1 0 $0 545 $545 0 $502 0 $0 545 $1,047 74 74 0 0 149 17 0 166 $784 $478 ($1) $0 $1,261 $1,162 $0 $2,423

Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue Q3 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Product revenue (GAAP) Cryptocurrency revenue (GAAP) less Legacy Hosting Revenue Revenue (Non-GAAP) 37 Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $1,949 $0 $1,949 $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 0 757 0 0 757 0 0 757 $905 $1,463 $0 $0 $2,368 $1,949 $0 $4,317

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q3 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Product revenue (GAAP) Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $1,949 $0 $1,949 Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 Cost of product revenue (GAAP) 0 0 0 0 0 661 0 661 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 140 1,288 0 0 1,428 0 0 1,428 Overhead costs Total cost of cryptocurrency revenue (GAAP) 166 $306 134 $1,422 15 $15 0 $0 315 $1,743 0 $0 0 $0 315 $1,743 Cost of revenue (GAAP) $306 $1,422 $15 $0 $1,743 $661 $0 $2,404 Depreciation 81 75 0 0 156 19 0 175 Project Equipment Repairs 23 0 0 0 23 0 0 23 $203 $1,347 $15 $0 $1,564 $642 $0 $2,206 0 770 0 0 770 0 0 770 0 130 0 0 130 0 0 130 $203 $446 $15 $0 $664 $642 $0 $1,306 Adjusted Non- GAAP Cost of Revenue 1** less Legacy Hosting Cost of Revenue less Prepaid Lease Cost Adjusted Non- GAAP Cost of Revenue 2** *Includes Hosting costs **Excluding Depreciation and R&D Expenses 38

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) Q3 2021 Soluna Computing ($ in 000s) (Unaudited) Product revenue (GAAP) Cryptocurrency revenue (GAAP) Cost of product revenue (GAAP) Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $1,949 $0 $1,949 $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 0 0 0 0 0 661 0 661 306 $306 1,422 $1,422 15 $15 0 $0 1,743 $1,743 0 $661 0 $0 1,743 $2,404 Depreciation 81 75 0 0 156 19 0 175 Project Equipment Repairs 23 0 0 0 23 0 0 23 $702 $873 ($15) $0 $1,560 $1,307 $0 $2,867 plus Prepaid Lease Cost plus Legacy Hosting Contribution Margin 0 130 0 0 130 0 0 130 0 13 0 0 13 0 0 13 Cash Contribution Margin (Non- GAAP)* $702 $1,016 ($15) $0 $1,703 $1,307 $0 $3,010 Cost of cryptocurrency revenue (GAAP) Cost of revenue (GAAP) Contribution Margin (Non- GAAP)* 39 Edith

Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue Q4 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Product revenue (GAAP) Cryptocurrency revenue (GAAP) less Legacy Hosting Revenue Revenue (Non-GAAP) 40 Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $2,263 $0 $2,263 $864 $4,960 $2,772 $0 $8,595 $0 $0 $8,595 0 579 0 0 579 0 0 579 $864 $4,381 $2,772 $0 $8,017 $2,263 $0 $10,280

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q4 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $2,263 $0 $2,263 Cryptocurrency revenue (GAAP) $864 $4,960 $2,772 $0 $8,595 $0 $0 $8,595 Cost of product revenue (GAAP) 0 0 0 0 0 728 0 728 143 2,081 726 0 2,950 0 0 2,950 Overhead costs Total cost of cryptocurrency revenue (GAAP) 148 $291 610 $2,692 586 $1,312 0 $0 1,345 $4,295 0 $0 0 $0 1,345 $4,295 Cost of revenue (GAAP) $291 $2,692 $1,312 $0 $4,295 $728 $0 $5,023 91 466 344 0 901 17 0 918 0 0 0 0 0 0 0 0 $200 $2,226 $968 $0 $3,394 $711 $0 $4,105 0 590 0 0 590 0 0 590 0 177 0 0 177 0 0 177 $200 $1,459 $968 $0 $2,628 $711 $0 $3,339 Product revenue (GAAP) Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* Depreciation Project Equipment Repairs Adjusted Non-GAAP Cost of Revenue 1** less Legacy Hosting Cost of Revenue less Prepaid Lease Cost Adjusted Non-GAAP Cost of Revenue 2** *Includes Hosting costs **Excluding Depreciation and R&D Expenses 41

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) Q4 2021 Soluna Computing ($ in 000s) (Unaudited) Product revenue (GAAP) Cryptocurrency revenue (GAAP) Cost of product revenue (GAAP) Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $2,263 $0 $2,263 $864 $4,960 $2,772 $0 $8,595 $0 $0 $8,595 0 0 0 0 0 728 0 728 291 $291 2,692 $2,692 1,312 $1,312 0 $0 4,295 $4,295 0 $728 0 $0 4,295 $5,023 91 466 344 0 901 17 0 918 0 0 0 0 0 0 0 0 $664 $2,734 $1,804 $0 $5,201 $1,552 $0 $6,753 plus Prepaid Lease Cost plus Legacy Hosting Contribution Margin 0 177 0 0 177 0 0 177 0 11 0 0 11 0 0 11 Cash Contribution Margin (Non- GAAP)* $664 $2,922 $1,804 $0 $5,389 $1,552 $0 $6,941 0 34 102 0 135 0 0 135 $664 $2,955 $1,905 $0 $5,524 $1,552 $0 $7,076 Cost of cryptocurrency revenue (GAAP) Cost of revenue (GAAP) Depreciation Project Equipment Repairs Contribution Margin (Non-GAAP)* plus Tornado Impact (Management Estimate) Cash Contribution Margin (Non- GAAP) excluding Tornado* *Excludes R&D Expenses, SG&A Expenses 42 Edith

Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue FY 2021 Soluna Computing ($ in 000s) (Unaudited) Product revenue (GAAP) Cryptocurrency revenue (GAAP) less Legacy Hosting Revenue Revenue (Non-GAAP) 43 Edith Marie Sophie Corporate Total MTII Corporate $0 $0 $0 $0 $0 $7,196 $0 Consolidated $7,196 $3,648 $7,952 $2,772 $0 $14,372 $0 $0 $14,372 0 1,335 0 0 1,335 0 0 1,335 $3,648 $6,617 $2,772 $0 $13,036 $7,196 $0 $20,233

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) FY 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate $0 $0 $0 $0 $0 $7,196 $0 $7,196 Cryptocurrency revenue (GAAP) $3,648 $7,952 $2,772 $0 $14,372 $0 $0 $14,372 Cost of product revenue (GAAP) 0 0 0 0 0 2,343 0 2,343 Product revenue (GAAP) Consolidated Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 611 3,657 726 0 4,993 0 0 4,993 Overhead costs Total cost of cryptocurrency revenue (GAAP) 555 $1,166 753 $4,409 609 $1,335 0 $0 1,917 $6,910 0 $0 0 $0 1,917 $6,910 Cost of revenue (GAAP) $1,166 $4,409 $1,335 $0 $6,910 $2,343 $0 $9,252 314 624 344 0 1,282 70 0 1,352 23 0 0 0 23 0 0 23 $830 $3,785 $991 $0 $5,606 $2,273 $0 $7,878 0 1,360 0 0 1,360 0 0 1,360 0 307 0 0 307 0 0 307 $830 $2,119 $991 $0 $3,939 $2,273 $0 $6,212 Depreciation Project Equipment Repairs Adjusted Non- GAAP Cost of Revenue 1** less Legacy Hosting Cost of Revenue less Prepaid Lease Cost Adjusted Non- GAAP Cost of Revenue 2** *Includes Hosting costs **Excluding Depreciation and R&D Expenses 44

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) FY 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate $0 $0 $0 $0 $0 $7,196 $0 $7,196 Cryptocurrency revenue (GAAP) $3,648 $7,952 $2,772 $0 $14,372 $0 $0 $14,372 Cost of product revenue (GAAP) 0 0 0 0 0 2,343 0 2,343 1,166 $1,166 4,409 $4,409 1,335 $1,335 0 $0 6,910 $6,910 0 $2,343 0 $0 6,910 $9,252 314 624 344 0 1,282 70 0 1,352 23 0 0 0 23 0 0 23 $2,818 $4,166 $1,781 $0 $8,766 $4,923 $0 $13,690 plus Prepaid Lease Cost plus Legacy Hosting Contribution Margin 0 307 0 0 307 0 0 307 0 25 0 0 25 0 0 25 Cash Contribution Margin (Non-GAAP)* $2,818 $4,498 $1,781 $0 $9,097 $4,923 $0 $14,021 0 34 102 0 135 0 0 135 $2,818 $4,531 $1,883 $0 $9,233 $4,923 $0 $14,156 Product revenue (GAAP) Cost of cryptocurrency revenue (GAAP) Cost of revenue (GAAP) Depreciation Project Equipment Repairs Contribution Margin (Non- GAAP)* plus Tornado Impact (Management Estimate) Cash Contribution Margin (Non-GAAP) excluding Tornado* *Excludes R&D Expenses, SG&A Expenses 45 Consolidated

Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue January 2022 Soluna Computing ($ in 000s) (Unaudited) Edith Product revenue (GAAP) Cryptocurrency revenue (GAAP) less Legacy Hosting Revenue Revenue (Non-GAAP) 46 Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $178 $0 $178 $150 $1,612 $1,294 $0 $3,057 $0 $0 $3,057 0 52 0 0 52 0 0 52 $150 $1,561 $1,294 $0 $3,005 $178 $0 $3,183

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) January 2022 Soluna Computing ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $178 $0 $178 Cryptocurrency revenue (GAAP) $150 $1,612 $1,294 $0 $3,057 $0 $0 $3,057 Cost of product revenue (GAAP) 0 0 0 0 0 62 0 62 Product revenue (GAAP) Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 45 701 349 0 1,095 0 0 1,095 Overhead costs Total cost of cryptocurrency revenue (GAAP) 52 $98 403 $1,105 346 $694 0 $0 801 $1,897 0 $0 0 $0 801 $1,897 Cost of revenue (GAAP) $98 $1,105 $694 $0 $1,897 $62 $0 $1,959 30 342 289 0 661 5 0 666 0 0 0 0 0 0 0 0 $67 $763 $405 $0 $1,236 $57 $0 $1,292 0 54 0 0 54 0 0 54 0 77 0 0 77 0 0 77 $67 $632 $405 $0 $1,105 $57 $0 $1,162 Depreciation Project Equipment Repairs Adjusted Non- GAAP Cost of Revenue 1** less Legacy Hosting Cost of Revenue less Prepaid Lease Cost Adjusted Non- GAAP Cost of Revenue 2** *Includes Hosting costs **Excluding Depreciation and R&D Expenses 47

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) January 2022 Soluna Computing ($ in 000s) (Unaudited) Product revenue (GAAP) Cryptocurrency revenue (GAAP) Cost of product revenue (GAAP) Marie Sophie Corporate Total MTII Corporate $0 $0 $0 $0 $0 $178 $0 Consolidated $178 $150 $1,612 $1,294 $0 $3,057 $0 $0 $3,057 0 0 0 0 0 62 0 62 98 $98 1,105 $1,105 694 $694 0 $0 1,897 $1,897 0 $62 0 $0 1,897 $1,959 30 342 289 0 661 5 0 666 0 0 0 0 0 0 0 0 $83 $850 $888 $0 $1,821 $121 $0 $1,942 plus Prepaid Lease Cost plus Legacy Hosting Contribution Margin 0 77 0 0 77 0 0 77 0 2 0 0 2 0 0 2 Cash Contribution Margin (Non- GAAP)* $83 $929 $888 $0 $1,900 $121 $0 $2,021 0 0 0 0 0 0 0 0 $83 $929 $888 $0 $1,900 $121 $0 $2,021 Cost of cryptocurrency revenue (GAAP) Cost of revenue (GAAP) Depreciation Project Equipment Repairs Contribution Margin (Non- GAAP)* plus Tornado Impact (Management Estimate) Cash Contribution Margin (Non- GAAP) excluding Tornado* *Excludes R&D Expenses, SG&A Expenses 48 Edith

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